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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 13, 2001
                                                        ------------------

                           RenaissanceRe Holdings Ltd.
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             (Exact name of registrant as specified in its charter)

            Bermuda                     34-0-26512               98-013-8020
         -------------             --------------------         -------------
(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)


           Renaissance House
      8-12 East Broadway, Pembroke
                  Bermuda                                             HM 19
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(Address of principal executive offices)                           (Zip Code)

Registrant's telephone number, including area code: (441) 295-4513
                                                    --------------


                                 Not Applicable
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          (Former name or former address, if changed since last report)



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Item 5. Other Events.

On September 13, 2001, RenaissanceRe Holdings Ltd. issued the attached press release, filed herewith as Exhibit 99.1, and incorporated herein by reference.

Item 7. Financial Statements and Exhibits

(c) Exhibits:

     The following exhibits are filed as part of this report:

     99.1      Press Release of the Registrant, dated September 13, 2001.


                                      -2-

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        RENAISSANCERE HOLDINGS LTD.

Date:   September 18, 2001              By: /s/ John M. Lummis
      ----------------------                ------------------------------
                                            Name:  John M. Lummis
                                            Title: Executive Vice President and
                                                   Chief Financial Officer



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                                INDEX TO EXHIBITS


Exhibit No.         Description
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99.1                Press Release of the Registrant, dated September 13, 2001.